                                                                   EXHIBIT 99(b)

                         ICF KAISER INTERNATIONAL, INC.

                         NOTICE OF GUARANTEED DELIVERY
                     of 12% Senior Notes due 2003, Series A


As set forth in the Prospectus dated ______, 1997 (the "Prospectus") of ICF Kaiser International, Inc. (the "Company") under "The Exchange Offer--How to Tender" and in the Letter of Transmittal for 12% Senior Notes due 2003, Series A (the "Letter of Transmittal"), this form or one substantially equivalent hereto must be used to accept the Exchange Offer (as defined below) of the Company if:
(i) certificates for the above-referenced Notes (the "Old Notes") are not immediately available; (ii) time will not permit all required documents to reach the Exchange Agent (as defined below) on or prior to the Expiration Date (as defined in the Prospectus); or (iii) the procedures for book-entry transfer cannot be completed on or prior to the Expiration Date (as defined below). Such form may be delivered by hand or transmitted by telegram, facsimile transmission or letter to the Exchange Agent.

                           To:  Bankers Trust Company
                             (the "Exchange Agent")

                By Facsimile:  (212) 250-6961 or (212) 250-6392

                                    By Mail:

                             Bankers Trust Company
                        Corporate Trust and Agency Group
                           Reorganization Department
                                 P.O. Box 1458
                             Church Street Station
                         New York, New York  10008-1458

                            Hand/Overnight Delivery:

                             Bankers Trust Company
                        Corporate Trust and Agency Group
                           Receipt & Delivery Window
                        123 Washington Street, 1st Floor
                           New York, New York  10006


              Delivery of this instrument to an address other than
            as set forth above or transmittal of this instrument to
                   a facsimile number other than as set forth
                  above does not constitute a valid delivery.
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Ladies and Gentlemen:

The undersigned hereby tenders to the Company, upon the terms and conditions set forth in the Prospectus and the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which are hereby acknowledged, the principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedures described in the Prospectus and the Letter of Transmittal.

The undersigned understands and acknowledges that the Exchange Offer will expire at 5:00 p.m., New York City time, on _______, 1997, unless extended by the Company. With respect to the Exchange Offer, "Expiration Date" means such time and date, or if the Exchange Offer is extended, the latest time and date to which the Exchange Offer is so extended by the Company.

All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

SIGNATURES                                 Principal amount of Old Notes Exchanged:

_____________________________________      $____________________________________________
Signature of Owner

_____________________________________      Certificates Nos. of Old Notes (if available)
Signature of Owner (if more than one)
Dated:  _______________, 1997              _____________________________________________
                                           _____________________________________________

Name(s): ____________________________      IF OLD NOTES WILL BE DELIVERED BY BOOK-
_____________________________________      ENTRY TRANSFER, PROVIDE THE DEPOSITORY
                                           TRUST COMPANY ("DTC") ACCOUNT NO:
Address:_____________________________
(Include Zip Code)                         Account No.: __________________________________

Area Code and Telephone No.:_________

Capacity (full tile), if signing in a
representative capacity: ____________

Taxpayer Identification or Social
Security No: ________________________

                             GUARANTEE OF DELIVERY

                    (Not to be used for signature guarantee)


The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees that certificates representing the principal amount of Old Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company, in either case with delivery of a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other required documents, is being made within five New York Stock Exchange trading days after the date of execution hereof.


____________________________________     ______________________________________
Name of Firm                             Authorized Signature


____________________________________
Number and Street or P.O. Box            Title:________________________________
                                         -----


____________________________________
City          State         Zip Code     Date:_________________________________
                                         ----


Tel. No.: __________________________

Fax No.: ___________________________


NOTE: DO NOT SEND CERTIFICATES REPRESENTING OLD NOTES WITH THIS NOTICE. OLD NOTES SHOULD BE SENT TO THE EXCHANGE AGENT TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL.